Innovating the future of cancer care to cure patients and preserve organ function March 2025 Exhibit 99.2

Legal disclosure This presentation contains forward-looking statements, all of which are qualified in their entirety by this cautionary statement. Many of the forward-looking statements contained herein can be identified by the use of forward-looking words such as "may", "anticipate", "believe", "could', "expect", "should", "plan", "intend", "estimate", "will", "potential" and "ongoing", among others, although not all forward-looking statements contain these identifying words. These forward-looking statements include statements about the initiation, timing, progress, results and cost of our research and development programs and our current and future preclinical studies and clinical trials, including statements regarding the timing of initiation and completion of studies or trials and related preparatory work, the period during which the results of the trials will become available and our research and development programs; statements regarding our expectations for an improved quality of life of patients after treatment with bel-sar and changes to the treatment paradigm for patients; our ability to successfully manufacture our drug substances and product candidates for preclinical use, for clinical trials and on a larger scale for commercial use, if approved; the ability and willingness of our third-party strategic collaborators to continue research and development activities relating to our development candidates and product candidates; our ability to commercialize our products, if approved; our ability to obtain funding for our operations necessary to complete further development and commercialization of our product candidates; our ability to obtain and maintain regulatory approval of our product candidates; statements regarding our beliefs and expectations for the high unmet medical need for an effective local treatment in ocular and urologic oncology to preserve organ function; the size and growth potential of the markets for our product candidates and our ability to serve those markets; our financial performance; our expected cash runway into the second half of 2026; and the implementation of our business model, including strategic plans for our business and product candidates. Except as otherwise noted, these forward-looking statements speak only as of the date of this presentation, and we undertake no obligation to update or revise any of such statements to reflect events or circumstances occurring after this presentation. Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified and some of which are beyond our control, you should not rely on these forward-looking statements as predictions of future events. For a discussion of these and other risks and uncertainties, and other important factors, any of which could cause our actual results to differ from those contained in the forward-looking statements, see the section entitled "Risk Factors" in our most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission (SEC), as well as discussions of potential risks, uncertainties, and other important factors in our other subsequent filings with the SEC, which are available on the SEC's website at www.sec.gov. The events and circumstances reflected in our forward-looking statements may not be achieved or occur and actual results could differ materially from those projected in the forward-looking statements. We caution you not to place undue reliance on the forward-looking statements contained in this presentation. This presentation discusses product candidates that are under preclinical or clinical evaluation and that have not yet been approved for marketing by the U.S. Food and Drug Administration (FDA) or any other regulatory authority. Until finalized in a clinical study report, clinical trial data presented herein remain subject to adjustment as a result of clinical site audits and other review processes. No representation is made as to the safety or effectiveness of these product candidates for the use for which such product candidates are being studied. This presentation shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

Well positioned with multiple near-term clinical catalysts

Novel class of drugs virus-like drug conjugates

VDCs have the potential to transform early cancer treatment

Novel MoA: direct tumor cell killing and immune cell activation

Positive clinical data in multiple indications

Positive phase 2 data in early-stage choroidal melanoma with phase 3 ongoing under FDA SPA agreement

Multiple clinical complete responses with single low dose in phase 1 trial in NMIBC

Large market opportunity in areas of unmet need

Ocular oncology
>60,000 patients/yr (US/EU)[1–7]

Urologic oncology
~500,000 patients/yr (globally)[8]

Key upcoming catalysts

Multiple clinical data readouts expected in 2025: initial data in phase 1b/2 in NMIBC and phase 2 in metastases to the choroid

Cash expected to fund operations into 2H 2026

1. Yu G-P et al. *Am J Ophthalmol.* 2003;135(6):800-6. **2.** Triay E et al. *Br J Ophthalmol.* 2009;93(11):1524-8. **3.** Newton R et al. *Lancet.* 1996;347(9013):1450-1. **4.** Dalvin LA. *Br J Ophthalmol.* 2018;102(12):1728-1734. **5.** Sun EC et al. *Cancer Epidemiol Biomarkers Prev.* 1997;6(2):73-7. **6.** Epidemiology analysis for choroidal melanoma and choroidal metastasis by ClearView Healthcare Partners and Putman. **7.** American Cancer Society. Key statistics for retinoblastoma. Available at: https://www.cancer.org/cancer/types/retinoblastoma/about/key-statistics.html. Accessed Sept 5, 2024. **8.** Bladder cancer. Putnam & Assoc. Epidemiology Analysis.

FDA, United States Food and Drug Administration; **SPA**, Special Protocol Assessment; **VDC**, Virus-like drug conjugate, **MoA,** Mechanism of action; **NMIBC,** Non-muscle-invasive bladder cancer

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a.Virus-like drug conjugates (VDCs) bind to a subset of modified tumor associated glycosaminoglycans (GAGs) that are part of the heparan sulphate chain of heparan sulfate proteoglycans (HSPGs).1 1. Kines RC, and Schiller JT. Viruses. 2022;14(8):1656. mHSPG, modified heparan sulphate proteoglycan; MIBC, muscle invasive bladder cancer; NMIBC, non-muscle-invasive bladder cancer. Clinical pipeline across multiple solid tumor indications Program Preclinical Phase 1 Phase 2 Phase 3 Planned milestones Ocular oncology Primary uveal melanoma 2025 – Phase 3 enrollment ongoing Metastases to the choroid 2025 – Initial phase 2 data Ocular surface cancers Urologic oncology Non-muscle-invasive bladder cancer (NMIBC) 2025 – Initial phase 1b/2 data Other mHSPGa expressing tumors undisclosed

Virus-like drug conjugates have the potential to transform early cancer treatment

Unique tumor selectivity
Targets a key receptor molecule expressed in the early stages of malignant tumor transformation

Dual MoA
Targeted cytotoxicity and immune activation; potential to generate lasting anti-tumor T-cell memory



Tumor and mutation-agnostic
>100 cell lines
>15 animal tumor models

High potency
~200 cytotoxic molecules per VLP; demonstrated picomolar efficacy in multiple animal tumor models

Positive clinical data in multiple early-stage local cancers
- **Choroidal melanoma:** Positive phase 2 end of study data; phase 3 ongoing
- **NMIBC:** Positive phase 1 data; phase 1b/2 trial initiated; enrollment expected to begin Q2 2025

Favorable safety profile
No treatment-related SAEs and no DLTs reported in phase 2 choroidal melanoma trial or phase 1 data readout in NMIBC trial

DLT, dose-limiting toxicity; **MoA**, mechanism of action; **NMIBC**, non-muscle-invasive bladder cancer; **SAE**, serious adverse event; **VLP**, virus-like particle.

5

AU-011 has a novel dual mechanism of action Disruption of the tumor cell membrane and pro-immunogenic cell death by necrosis leads to T cell activation and immune-mediated tumor cell killing Kines RC, et al. Int J Cancer. 2016;138(4):901–11. Kines RC, et al. Mol Cancer Ther. 2018;17(2):565–74. Kines RC, et al. Cancer Immunol Res. 2021;9:693–706. DAMPs, damage-associated molecular patterns; HSPG, heparan sulfate proteoglycan; VDC, virus-like drug conjugate; VLP, virus-like particle. Release of DAMPs induces anti-tumor immunity AU-011 treatment is designed to be cytopathic to resident suppressor cells, reducing the immune-suppressive microenvironment and contributing to anti-tumor immunity VLPs bind to macrophages, B cells, dendritic cells and neutrophils and are capable of stimulating antigen-presenting cells through TLR-4 engagement and NFk-β production Reactive oxygen species disrupts cell membrane and organelles

Bel-sar, belzupacap sarotalocan; CR, clinical complete response; CNS, central nervous system; GI, gastrointestinal; IND, Investigational New Drug application; MIBC, muscle-invasive bladder cancer; NMIBC, non-muscle-invasive bladder cancer; SPA, Special Protocol Assessment. Bel-sar’s unique platform technology is potentially applicable across multiple cancers Urologic oncology Other cancers Bladder cancer NMIBC/MIBC Positive phase 1 data in NMIBC Multiple CRs with single dose Phase 1b/2 trial initiated Potential to expand to MIBC Other urologic cancers Next-gen combination strategies CNS cancers GI cancers Head and neck cancer Breast cancer Lung cancer Cutaneous melanoma Ocular oncology - Rare oncology Choroidal melanoma Ongoing phase 3 with SPA Based on positive phase 2 clinical data Metastases to the choroid Phase 2 initiated Cancers of the ocular surface Pre-IND Retinoblastoma (pediatric) Pre-clinical

Ocular Oncology Bel-sar target indications: Primary uveal melanoma | Metastases to the choroid | Ocular surface cancers

Bel-sar opportunities in ocular oncology represent a multi-billion-dollar addressable market

- With only ~100 ocular oncologists in the US/EU, a global launch may be accomplished with a small (<20) field-based team

~66,000 patients/year

Ocular oncology franchise total addressable market (US/EU)

~35,000/yr[a,1–5]
Ocular surface cancers

~11,000/yr[6]
Primary uveal melanoma



Retinoblastoma
~500/yr[7]

Metastases to the choroid
~20,000/yr[6]

[a]Includes conjunctival melanoma, primary acquired melanosis, squamous cell carcinoma and ocular surface squamous neoplasia.[1-5]

1. Yu G-P et al. *Am J Ophthalmol.* 2003;135(6):800-6. **2.** Triay E et al. *Br J Ophthalmol*. 2009;93(11):1524-8. **3.** Newton R et al. *Lancet*. 1996;347(9013):1450-1. **4.** Dalvin LA. *Br J Ophthalmol*. 2018;102(12):1728-1734. **5.** Sun EC et al. *Cancer Epidemiol Biomarkers Prev*. 1997;6(2):73-7. **6.** Epidemiology analysis for choroidal melanoma and choroidal metastasis by ClearView Healthcare Partners and Putman. **7.** American Cancer Society. Key statistics for retinoblastoma. Available at: https://www.cancer.org/cancer/types/retinoblastoma/about/key-statistics.html. Accessed Sept 5, 2024.

Bel-sar (AU-011) is an investigational product candidate. The effectiveness and safety of bel-sar have not been established, and bel-sar is not approved for use in any jurisdiction.

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Bel-sar is in phase 3 for primary uveal melanoma, the most common primary intraocular cancer in adults

- Primary uveal melanoma is a high unmet medical need
- With no approved vision-preserving therapies, the current standard-of-care is radiotherapy – treatment that leads to legal blindness[4,5]

Choroid is 90% of the uvea[1]



~11,000/yr[3]
Choroidal melanoma
Iris
Ciliary body

Uvea: Choroid, ciliary body and iris

Most common primary intraocular cancer in adults[2,3]

~80% of patients diagnosed with **early-stage disease**[3]

50% of patients **develop metastasis** within 15 years (metastatic uveal melanoma)[2]

Bel-sar has the potential to provide a treatment option that preserves vision

1. Heiting, G. Iris/uvea of the eye. Available at: https://www.allaboutvision.com/en-gb/resources/uvea-iris-choroid/. Accessed Oct. 3, 2023. **2.** Kaliki S and Shields CL. *Eye (Lond).* 2017;31(2):241-257. **3.** Epidemiology analysis for choroidal melanoma and choroidal metastasis by ClearView Healthcare Partners and Putman. **4.** Jarczak J, Karska-Basta I, Romanowska-Dixon B. Deterioration of visual acuity after brachytherapy and proton therapy of uveal melanoma, and methods of counteracting this complication based on recent publications. Medicina (Kaunas). 2023;59(6):1131. **5.**. Tsui I, Beardsley RM, McCannel TA, Oliver SC, et al. Visual acuity, contrast sensitivity and color vision three years after iodine-125 brachytherapy for choroidal and ciliary body melanoma. Open Ophthalmol J. 2015;9:131-5.

aura 10

Current treatment paradigm for primary uveal melanoma



Small
Medium
Large
Metastatic
SIZE (mm):
1
2.5 – 3
>10
Indeterminate lesions
Small melanomas
Risk Factors
Growth
Small CM
Enuc.
Observation
Radiotherapy
Radiotherapy
Systemic chemotherapy (KIMMTRAK®)
Incidence: Patients US/EU[a]
Local – Early
(~8,000)
Local – Late
(~2,300)
Metastatic
(~2,000)

[a]Each figure represents ~250 persons.
Shields CL et al. Choroidal and ciliary body melanoma. Available at: https://eyewiki.aao.org/Choroidal_and_Ciliary_Body_Melanoma Accessed September 9, 2024. Singh AD, et al. *Ophthalmology.* 2005;112(10):1784–89. Epidemiology analysis for choroidal melanoma and choroidal metastasis by ClearView Healthcare Partners and Putman. **CM**, choroidal melanoma; **Enuc.**, enucleation.

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High morbidity associated with current standard of care

Up to 87% of primary uveal melanoma patients become legally blind over time in the eye treated with radiotherapy[1,2]

Proportion of patients legally blind (BCVA ≤20/200) after brachytherapy[1, 2]


100%
80%
60%
40%
20%
0%
Baseline
Year 1
Year 2
Year 3
Long-term


A
B

Adverse Event	Radiotherapy[3–6]
Surgeries secondary to AEs (e.g., cataracts)	40%+
Radiation retinopathy	40%+
Neovascular glaucoma	10%
Dry eye syndrome	20%
Strabismus	2%+
Retinal detachment	1–2%
Vision loss (≥15 letters)	~70%
Long-term legal blindness (≤20/200)	~90%
Serious Adverse Event	
Scleral necrosis	0–5%
Enucleation/eye loss	10–15%
Severe vision loss (≥30 letters) in HRVL	~90%

1. Jarczak J et al. *Medicina (Kaunas).* 2023;59(6):1131. **2.** Tsui I, et al. *Open Ophthalmol J.* 2015;9:131–5. **3.** Shields CL, et al. *Arch Ophthalmol.* 2000;118(9):1219–1228. **4.** Peddada KV, et al. *J Contemp Brachytherapy.* 2019;11(4):392–397. **5.** Shields CL et al. *Curr Opin Ophthalmol.* 2019;30(3):206–214. **6.** Kaliki S, Shields CL. *Eye.* 2017;31(2):241–257. **AE**, adverse event; **BCVA**, best-corrected visual acuity; **HRVL**, high-risk for vision loss.

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Bel-sar has the potential to be the first approved vision-preserving therapy in primary uveal melanoma No radiation- related morbidity Vision preservation Local tumor control Reduce metastasis risk with early treatment Improve safety and quality of life Treatment Goals In-office procedure Two injections (2 min. each) 30 min. apart 10-30 min. procedure Delivery via suprachoroidal injection Light activation with standard ophthalmic laser Suprachoroidal Bel-sar (AU-011) is an investigational product candidate. The effectiveness and safety of bel-sar have not been established, and bel-sar is not approved for use in any jurisdiction.

Bel-sar for small choroidal melanoma or indeterminate lesions: Global phase 3 CoMpass trial now enrolling

Target enrollment ~100 participants globally

Anticipated sites in North America, Europe, Middle East and Asia-Pacific Regions



Participants with small choroidal melanoma or indeterminate lesions
Randomize 2:1:2
80 µg bel-sar treatment arm (n=40)
40 µg bel-sar treatment arm (n=20)
Sham control arm (n=40)
15-month primary efficacy analysis

Primary endpoint

Time to tumor progression

Increase in tumor thickness ≥0.5 mm or ≥1.5 mm in LBD

First key secondary endpoint

Time to composite endpoint:
Tumor progression or visual acuity failure

Increase in tumor thickness ≥0.5 mm or ≥1.5 mm in LBD OR ≥15 decrease in ETDRS-BCVA letter score from baseline

Received **fast track** and **orphan drug designations**

An **SPA agreement** indicates concurrence by the FDA that the design of the trial can adequately support a regulatory submission

BCVA, best-corrected visual acuity; **ETDRS,** Early Treatment Diabetic Retinopathy Study; **LBD**, largest basal diameter; **SPA**, Special Protocol Assessment.
ClinicalTrials.gov Identifier: NCT06007690; AU-011-301.

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Phase 2 end of study data represented using planned phase 3 endpoints Kaplan-Meier analysis simulation of time-to-event Study duration 12 months. Participants either had an event or were censored at the last visit; some had their Week 52 visit after 365 days. Any events at the final visit are assigned to the actual time of that visit. Log-rank test p-value based on unsimulated original Kaplan-Meier curves. BCVA, best-corrected visual acuity; ETDRS, Early Treatment Diabetic Retinopathy Study; LBD, largest basal diameter. ClinicalTrials.gov Identifiers: NCT04417530; AU-011-202 (phase 2); NCT06007690; AU-011-301 (phase 3). Data on file, Aura Biosciences. Survival probability P = 0.0005 Time to tumor progression Time to composite endpoint Change from baseline in thickness ≥0.5 mm; or in LBD ≥1.5 mm confirmed by at least one repeat assessment Therapeutic n=10 Subtherapeutic n=10 Time to tumor progression or vision acuity failure (≥15 letter loss in ETDRS-BCVA), whichever occurs earlier 0.0 0.2 0.4 0.6 0.8 1.0 + Censored 0.0 0.2 0.4 0.6 0.8 1.0 0 100 200 300 400 500 P = 0.0008 Survival probability 0 100 200 300 400 500 + Censored Treatment duration (days) Treatment duration (days)

Bel-sar opportunities in ocular oncology represent a multi-billion-dollar addressable market

- With only ~100 ocular oncologists in the US/EU, a global launch may be accomplished with a small (<20) field-based team

~66,000 patients/year

Ocular oncology franchise total addressable market (US/EU)



~35,000/yr[a,1–5]
Ocular surface cancers
~11,000/yr[6]
Primary uveal melanoma
Retinoblastoma
~500/yr[7]
Metastases to the choroid
~20,000/yr[6]

[a]Includes conjunctival melanoma, primary acquired melanosis, squamous cell carcinoma and ocular surface squamous neoplasia.[1-5]

1. Yu G-P et al. *Am J Ophthalmol.* 2003;135(6):800-6. **2.** Triay E et al. *Br J Ophthalmol*. 2009;93(11):1524-8. **3.** Newton R et al. *Lancet*. 1996;347(9013):1450-1. **4.** Dalvin LA. *Br J Ophthalmol*. 2018;102(12):1728-1734. **5.** Sun EC et al. *Cancer Epidemiol Biomarkers Prev*. 1997;6(2):73-7. **6.** Epidemiology analysis for choroidal melanoma and choroidal metastasis by ClearView Healthcare Partners and Putman. **7.** American Cancer Society. Key statistics for retinoblastoma. Available at: https://www.cancer.org/cancer/types/retinoblastoma/about/key-statistics.html. Accessed Sept 5, 2024.

Bel-sar (AU-011) is an investigational product candidate. The effectiveness and safety of bel-sar have not been established, and bel-sar is not approved for use in any jurisdiction.

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Metastases to the choroid is a high unmet medical need and potentially doubles the ocular oncology market opportunity

Metastases to the choroid decrease vision and quality of life in patients fighting metastatic cancer

Metastases to the choroid originate from multiple primary cancers[1]


Breast 40–53%
Lung 20–29%
GI 4%
Skin 2%
Kidney 2%
Prostate 2%

~1/4 of patients have tumors bilaterally[2]


Choroidal metastases

~20,000/yr (US/EU)[3]

Standard of care is **daily radiotherapy for up to 4 weeks**,[4] with a high burden to patients and radiation-associated complications





1. Mathis T et al. *Prog Ret Eye Res.* 2019;68:144-176. **2.** Shields CL et al. *Ophthalmology*. 1997;104(8):1265-76. **3.** Epidemiology analysis for choroidal melanoma and choroidal metastasis by ClearView Healthcare Partners and Putman. **4.** Cohen VML. *Eye (Lond).* 2013;27(2):137-41. **GI,** gastrointestinal.

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Metastases to the choroid: first sites activated

Study Design (n=12*)



Cohort 1
(N=3)
80μg
1 cycle
<2 DLTs
Cohort 2
(N=3)
160μg
1 cycle
<2 DLTs
Cohort 3
(N=3)
200μg
1 cycle
<2 DLTs
Cohort 4
(N=3)
200μg
2 cycles
≥2 DLTs
Cohort 3
(N=3)
200μg
1 cycle
Cohort 4
(N=3)
200μg
2 cycles

Study Objectives

- Safety/dose-limiting toxicity
- Efficacy
  - Change in tumor size
  - Change in vision letter score

Study Population

- Patients with unilateral, unifocal metastases to the choroid
- Breast or lung primary
- No changes in concurrent systemic medications planned

Highlights: Primary endpoint at one-month post-treatment; possibility to see tumor shrinkage and vision improvement

*3+3 Design. Each cohort to have a minimum of 3 and a maximum of 6 patients
**Simplified schema of study design.

aura 18

Urologic Oncology Bel-sar target indications: Intermediate-risk NMIBC | High-risk NMIBC

20 Bel-sar seeks to redefine the treatment of bladder cancer with a novel and disruptive approach

Bladder cancer: High unmet medical need for function-preserving organ-sparing therapies

9th most common cancer worldwide[1]

>600,000
cases/year globally[1]

614,298 diagnosed in 2022[1]
(>7% increase from 2020)[1,2]

Ranked 13th for mortality[1]

One of the highest lifetime treatment costs of all cancers

>$6 billion
Annual cost of treatment in US[5]

Conventional bladder cancer treatments are suboptimal

- *Short- and long-term side effects*
- *Considerable impact on QoL*
- *Inadequate efficacy*
- *Multiple TURBT surgeries*
- *Disease progression/metastasis*
- *Loss of bladder/cystectomy*

84% **of patients do not complete a full course of BCG treatment[6]**

Patients are receiving fewer courses of BCG due to global shortage[7]


Cross section of bladder wall
BLADDER LUMEN
Urothelium
Lamina propria
Muscle
Serosa/Adventitia
Tis
Ta
T1
T2
T3
T4
NMIBC
MIBC


MIBC
25%
NMIBC
75%

The majority of bladder cancer patients present with NMIBC[3]

~70-80% of patients with NMIBC develop recurrence after treatment[8]

1. GLOBOCAN 2022. Bladder. Available at: https://gco.iarc.who.int/media/globocan/factsheets/cancers/30-bladder-fact-sheet.pdf. [Accessed October 1, 2024]. **2.** Sung H, et al. *CA Cancer J Clin.* 2021;71(3):209–49. **3.** Burger M, et al. *Eur Urol.* 2013;63(2):234–41. **4.** Flaig TW, et al. *J Natl Compr Canc Netw.* 2018;16(9):1041–53. **5.** Clark O, et al. *Pharmacoecon Open.* 2024 Aug 18. doi: 10.1007/s41669-024-00512-8. [Online ahead of print]. **6.** Lamm DL, et al. *J Urol.* 2000;163(4):1124-9. **7.** Shore ND, et al. *Urol Oncol.* 39(10):642–63. **8.** Shalata AT, et al. *Cancers (Basel).* 2022;14(20):5019. **BCG**, Bacillus Calmette-Guerin; **MIBC**, muscle-invasive bladder cancer; **NMIBC**, non-muscle-invasive bladder cancer; **QoL**, quality of life; **TURBT,** transurethral resection of bladder tumor.

21

Bel-sar has an innovative dual MoA Long-term anti-tumor immune memory has the potential to provide immune surveillance, urothelial field effect, and prevent recurrence Robust targeted cytotoxicity designed to rapidly destroy cancer cells 1 2 Focal administration treats the tumor, not the entire urothelium Immune ablation offers an effective front-line therapy, leveraging the immune system to fight cancer at an early stage No need for general anesthesia – administration is aligned with current urology office practice Bel-sar, belzupacap sarotalocan; MoA, mechanism of action. Procedure is brief (<15 min for both injection and activation) and familiar to urologists, using standard cystoscopy needles and common technique for laser application Bel-sar is designed to increase bladder preservation while reducing risk of recurrence and treatment burden

Current treatment paradigm based on upfront resection leads to recurrence



Low grade – low & intermediate risk
High-risk papillary disease
High-risk CIS – BCG unresponsive
Recurrence[a]
Front line
TURBT
recurrence
Adjuvant therapy
BCG
Intravesical chemotherapy
Front line
TURBT
recurrence
Adjuvant therapy
BCG
Intravesical chemotherapy
Adjuvant therapy
Intravesical gene therapy
Systemic immunotherapy
Intravesical immunotherapy
Cystectomy
Prevalence (US patients)[1–3]
~80,000
~20,000
~4,000
Disease progression

High recurrence rate leads to multiple surgeries and burdensome adjuvant treatment intervention

[a]42–84% of low-grade IR patients develop recurrence.[4,5] **1.** Holzbeierlein JM et al. *J Urol.* 2024;212(1):3–10. **2.** Holzbeierlein JM et al. *J Urol.* 2024 Apr;211(4):533–58. **3.** Internal Aura epidemiology of market size; data on file. **4.** Shalata AT, et al. *Cancers (Basel).* 2022;14(20):5019. **5.** van Rhijn BWG, et al. *Eur Urol.* 2009;56(3):430–42. **BCG**, Bacillus Calmette-Guérin; **CIS**, carcinoma in situ; **TURBT**, transurethral resection of bladder tumor.

aura 23

Bel-sar shifts the treatment paradigm from resection-based to immune-ablative front-line treatment

Current SoC: TURBT + adjuvant treatment


TURBT
Tumor
cells

TURBT followed by multiple adjuvant treatments (maintenance for up to 12 months or longer)


T
A A A A A A
A A A
T
A A A
A A A
M0
M3
M6
M12

High treatment burden (potential multiple surgeries)
High risk of recurrence

Bel-sar has an immune-mediated MoA


NIR light
bel-sar
injection
Necrotic tumor cells
DAMPS and
neoantigens
T cell
trafficking and
proliferation
Activation
of APCs
Presentation of
neoantigens to T cells
IMMUNE ACTIVATION
No tumor cells
+
immune surveillance

Direct tumor cell killing + long-term anti-tumor immunity


B
B
M0

Anti-tumor immunity has the potential to provide immune surveillance and long-term protection

A, adjuvant treatment; **APC,** antigen-presenting cell; **B**, bel-sar; **bel-sar,** belzupacap sarotalocan; **DAMPs**, damage-associated molecular patterns; **M**, month; **MOA**, mechanism of action; **NIR**, near-infrared; **SoC**, standard-of-care; **T**, TURBT; **TURBT**, transurethral resection of bladder tumor.

aura 24

Bel-sar has the potential to **transform the disease trajectory for intermediate-risk patients**

1

Front-line immune-ablative treatment

(IR NMIBC)

Paradigm shift from resection-based treatment to immune-based tumor ablation

- **Front-line immune-ablative therapy** without prior tumor resection, avoids surgery-associated morbidity
- Targets and destroys tumor cells while **inducing immune response**
- **Potential to prevent recurrence with minor treatment intervention**



High-risk CIS – BCG unresponsive
Recurrence[a]
Adjuvant therapy
TURBT
BCG
Intravesical chemotherapy
recurrence
Adjuvant therapy
TURBT
BCG
Intravesical chemotherapy
recurrence
Adjuvant therapy
Intravesical gene therapy
Systemic immunotherapy
Intravesical immunotherapy
Cystectomy
Prevalence (US patients)[1–3]
~80,000
~20,000
~4,000
Disease progression

[a]42–84% of low-grade IR patients develop recurrence.[4,5] **1.** Holzbeierlein JM et al. *J Urol.* 2024;212(1):3–10. **2.** Holzbeierlein JM et al. *J Urol.* 2024 Apr;211(4):533–58. **3.** Internal Aura epidemiology of market size; data on file. **4.** Shalata AT, et al. *Cancers (Basel).* 2022;14(20):5019. **5.** van Rhijn BWG, et al. *Eur Urol.* 2009;56(3):430–42. **bel-sar,** belzupacap sarotalocan; **BCG**, Bacillus Calmette-Guérin; **CIS**, carcinoma in situ; **IR,** intermediate risk; **NMIBC**, non-muscle-invasive bladder cancer; **TURBT**, transurethral resection of bladder tumor.

aura 25

Bel-sar has potential as a standalone immune-ablative treatment or as a neoadjuvant to TURBT Immune-ablative approach could eliminate the need for TURBT, or be used prior to resection to improve treatment outcomes APC, antigen-presenting cell; bel-sar, belzupacap sarotalocan; DAMPs, damage-associated molecular patterns; HR, high-risk; IR, intermediate risk; LR, low-risk; NIR, near-infrared; NMIBC, non-muscle-invasive bladder cancer; TURBT, transurethral resection of bladder tumor. Immune-ablative treatment without TURBT (LR/IR NMIBC) 1 Neoadjuvant/ multimodal therapy followed by TURBT (IR/HR NMIBC) 2 NIR light bel-sar injection Necrotic tumor cells IMMUNE ACTIVATION DAMPS and neoantigens Activation of APCs Presentation of neoantigens to T cells T cell trafficking and proliferation NIR light bel-sar injection Necrotic tumor cells IMMUNE ACTIVATION DAMPS and neoantigens Activation of APCs Presentation of neoantigens to T cells T cell trafficking and proliferation Necrotic tissue TURBT No tumor cells + immune surveillance No tumor cells + immune surveillance

Bel-sar has the potential to **transform the disease trajectory for high-risk patients**

2

Neoadjuvant/ multimodal prior to TURBT

(IR/HR NMIBC)

Paradigm shift from resection-based + adjuvant treatments to immune-based neoadjuvant multimodal approach

- **Bel-sar before TURBT** to shrink/eradicate tumors and generate T-cell mediated immunity
- Enables next-generation combination strategies (e.g., with checkpoint inhibitors) and could **reduce need for adjuvant therapy**
- Potential to **reduce risk of recurrence and progression with minor intervention**



Low grade – low
Adjuvant therapy
TURBT
BCG
Intravesical chemotherapy
recurrence
Adjuvant therapy
TURBT
BCG
Intravesical chemotherapy
recurrence
Intravesical gene therapy
Systemic immunotherapy
Intravesical immunotherapy
Cystectomy
Prevalence (US patients)[1–3]
~80,000
~20,000
~4,000
Disease progression

[a]42–84% of low-grade IR patients develop recurrence.[4,5] **1.** Holzbeierlein JM et al. *J Urol.* 2024;212(1):3–10. **2.** Holzbeierlein JM et al. *J Urol.* 2024 Apr;211(4):533–58. **3.** Internal Aura epidemiology of market size; data on file. **4.** Shalata AT, et al. *Cancers (Basel).* 2022;14(20):5019. **5.** van Rhijn BWG, et al. *Eur Urol.* 2009;56(3):430–42. **bel-sar,** belzupacap sarotalocan; **BCG**, Bacillus Calmette-Guérin; **CIS**, carcinoma in situ; **HR**, high risk; **IR,** intermediate risk; **NMIBC**, non-muscle-invasive bladder cancer; **TURBT**, transurethral resection of bladder tumor.

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Phase 1 data Phase 1 trial of bel-sar in bladder cancer

Bel-sar is administered before scheduled biopsy and standard of care (SoC) TURBT

Clinical response data up to 21 days; safety data up to 56 days

Treatment Phase: Feasibility and mechanism of action

Day 1


Injection of AU-011

Cystoscopy + biopsy

bel-sar injection

Pathology specimen

Day 2


Drug activation via infrared light

Cystoscopy

Laser light activation

Day 9 ± 1 (Cohort A)
Day 14+7 (Cohort B+C)


Tumor necrosis

Final Cystoscopy

SoC TURBT

Pathology specimen

Final efficacy evaluation

Follow-up Phase: Safety

Day 56 ± 7

End of follow-up

Final safety evaluation

Bel-sar, belzupacap sarotalocan; **TURBT**, transurethral resection of bladder tumor. Clinicaltrials.gov identifier: NCT05483868; AU-011-102.

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Phase 1 trial of bel-sar for bladder cancer designed to evaluate safety, feasibility, and mechanism of action

Single dose window of opportunity study in NMIBC all-comers

Histopathological assessment completed at time of standard of care TURBT

Part 1 (n=5)

Bel-sar alone

Drug only (No light)
Total 100 µg
NMIBC (N=5)
50 µg at tumor base
50 µg within lamina propria

Part 2 (n=~10)

Bel-sar + focal light activation

Cohort A: Drug + light
Total 100 µg
NMIBC (N=4)
50 µg at tumor base
50 µg within lamina propria

Cohort B: Drug + light
Total 100 µg
NMIBC (N=3)
100 µg at tumor base

Cohort C: Drug + light
Total 200 µg
NMIBC (N=3)
200 µg at tumor base

Safety Review Board completed after each cohort. Patients followed for safety after TURBT to 56 days.

Study objectives	Safety & dose-limiting toxicity	Feasibility of technique	Focal distribution of bel-sar	Focal necrosis	Markers of immune activation

Bel-sar, belzupacap sarotalocan; **NMIBC**, non-muscle-invasive bladder cancer; **TURBT**, transurethral resection of bladder tumor.
Clinicaltrials.gov identifier: NCT05483868; AU-011-102.

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Cohort A-C: Single-dose drug with light activation

Safety data

- No serious adverse events
- No dose limiting toxicities

Cohort A-C: Single-dose drug with light activation (n=11)[a]

Event	Grade	Number of patients
Adverse events (related to study drug)		
Nocturia	1	1/11
Urinary urgency	1	1/11
Adverse events (related to injection or laser procedure)		
Hematuria	1	1/11
Urinary blood clots	1	1/11
Nocturia	1	1/11
Urinary urgency	1	1/11
Dysuria	1	1/11

Favorable safety profile

- <10% of patients experienced Grade 1 TEAEs related to study drug
- No grade 2/3 adverse events related to study drug (n=16)

[A]Compiled safety data includes all completed light-activated cohorts (A, B, and C), including one patient treated but not efficacy evaluable. Data cutoff date of March 3, 2025.
TEAE, treatment-emergent adverse event.
Clinicaltrials.gov identifier: NCT05483868; bel-sar-102.

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Efficacy data: Ta intermediate-risk NMIBC

Cohorts A–C (single-dose drug with light activation)

4/5 patients demonstrated CR; 5/5 patients with immune response in target tumor

	Patient A1	Patient A3	Patient A4[c]	Patient B2	Patient C1[d]
Screening diagnosis	Multiple (TURBT) Ta low-grade	Multiple Ta low-grade	Multiple Ta low-grade Prior Ta high-grade	Multiple Ta low-grade	Multiple Ta low-grade
Screening AUA risk classification	Intermediate (TURBT)[f]	Intermediate	Intermediate	Intermediate	Intermediate
AU-011 dose/delivery	100 µg IT/IM	100 µg IT/IM	100 µg IT/IM	100 µg IT	200 µg IT
Clinical complete response: Target tumor[a]	✓	✓	✓	-	✓
Clinical complete response: Non-target tumor[a] (bladder urothelial field effect[b])	2/2	1/2	1/1	0/1	0/1
Immune response[e]: Target tumor	✓	✓	✓	✓	✓
Immune response[e]: Non-target tumor	✓	✓	✓	✓	✓
Necrosis	✓	✓	✓	-	-
Visual changes on cystoscopy	✓	✓	-	Tumor visually smaller	✓

[a]For purposes of this analysis, Clinical complete response defined as absence of tumor cells on histopathologic evaluation. [b]Bladder urothelial field effect: absence of tumor cells in non-target lesions. [c]Previously treated tumor demonstrated high-grade disease but pathology at time of treatment revealed low-grade disease in non-target tumor. [d]Local pathology with no evidence of carcinoma in 3/3 target specimens. Central pathology demonstrated single fibrovascular core in 1/3 target specimens consistent with small area of papillary disease of unclear distance from target injection. [e]Immune response is defined by immunocyte infiltration on post-treatment histopathology. [f]Single lesion visualized at screening on office cystoscopy. Multiple lesions subsequently seen with improved visualization at time of TURBT qualifying for intermediate risk classification. **AUA**, American Urological Association; **IM**, intramural; **IT**, intratumoral; **NMIBC**, non-muscle-invasive bladder cancer; **TURBT**, transurethral resection of bladder tumor; **CR**, clinical complete response. Clinicaltrials.gov identifier: NCT05483868; AU-011-102.

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Efficacy data: Ta high-risk NMIBC

Cohorts A–C (single-dose drug with light activation)

1/5 patients demonstrated CR; 5/5 patients with immune response in target tumor

	Patient A2	Patient B1	Patient B3	Patient C2	Patient C3[d]
Screening diagnosis	Single Ta high-grade	Multiple Ta high-grade	Single Ta high-grade	Multiple Ta high-grade	Multiple Ta low-grade Prior Ta high-grade
Screening AUA risk classification	High	High	High	High	High (BCG Failure)
AU-011 dose/ delivery	100 µg IT/IM	100 µg IT	100 µg IT	200 µg IT	200 µg IT
Clinical complete response: Target tumor[a]	-	-	-	-	✓
Clinical complete response: Non-target tumor[a] (bladder urothelial field effect[b])	NA	0/1	NA	NA	1/3
Immune response[c]: Target tumor	✓	✓	✓	✓	✓
Immune response[c]: Non-target tumor	NA	✓	NA	NA	✓
Necrosis	-	-	-	-	✓
Visual changes on cystoscopy	Tumor visually smaller	Tumor visually smaller	-	Tumor visually smaller	✓

[a]Clinical complete response defined as absence of tumor cells on histopathologic evaluation.[b]Bladder urothelial field effect: absence of tumor cells in non-target lesions. [c]Immune response is defined by immunocyte infiltration on post-treatment histopathology. [d]Two tumors in target tumor field with 1/2 tumors with clinical complete response. BCG failure qualifying as high risk by AUA criteria. **AUA,** American Urological Association; **BCG**, Bacillus Calmette-Guerin; **NMIBC**, non-muscle-invasive bladder cancer; **CR**, clinical complete response; **IM**, intramural; **IT**, intratumoral. Clinicaltrials.gov identifier: NCT05483868; AU-011-102.

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Patient A3
72-year-old Hispanic male

Screening diagnosis: (2024)
- Multiple
- **Ta low-grade (<3 cm)**
- No CIS

Screening AUA risk classification: Intermediate

Initial diagnosis: (2019)
- Ta high-grade <3 cm
- No CIS
- Intermediate risk

Prior TURBT:
- 2019, 2020 (x2), 2021 (x2), 2023

Prior adjuvant therapies:
- BCG induction and maintenance (2020-2021)

Cohort A:
Single-dose drug with light activation

Clinical complete response visualized at time of TURBT confirmed with histopathologic evaluation bel-sar
injection
Biopsy

Pre-injection/pre-biopsy appearance of tumor on office cystoscopy



Post-injection edema and ecchymosis at injection site

AUA, American Urological Association; **BCG**, Bacillus Calmette-Guerin; **CIS**, carcinoma in situ; **TURBT**, transurethral resection of bladder tumor.
Clinicaltrials.gov identifier: NCT05483868; AU-011-102.

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Patient A3: Post-treatment generation of secondary lymphoid follicles and increase in CD3, CD4, and CD8 infiltration

H&E: Pre-treatment



CD4: Pre-treatment



H&E: Post-treatment



CD4: Post-treatment



Cohort A:
Single-dose drug with light activation

H&E, hematoxylin and eosin.
Clinicaltrials.gov identifier: NCT05483868; AU-011-102.

35

Multiplex Immunofluorescence: Patient A3 (Intermediate-Risk NMIBC) TLS Not Present in Lesion Prior to Treatment Mature Tertiary Lymphoid Structures (TLS) in Target (Treated) Lesion: Active Immunosurveillance After Bel-sar Treatment CD3: T cells CD20: B cells CD23: Follicular Dendritic Cells (FDC) (Found in B cell follicles, only present in mature TLS) PNAd: Peripheral Node Addressin (Stains for high endothelial venules, evidence of lymphocyte trafficking from periphery)

Early Tertiary Lymphoid Structures (TLS) in Distant Non-Target (Non-Treated) Lesion:

Urothelial Immune Field Effect After Bel-sar Treatment

CD3: T cells

CD20: B cells

CD23: Follicular Dendritic Cells (FDC)
(Found in B cell follicles, only present in mature TLS)

PNAd: Peripheral Node Addressin
(Stains for high endothelial venules, evidence of lymphocyte trafficking from periphery)



Multiplex Immunofluorescence: Patient A3
(Intermediate-Risk NMIBC)

Light-activated cohorts (A–C) after single, low-dose of bel-sar

Clinical complete responses and immune responses demonstrated induction of **effector immunity**, **relief from immunosuppression**, and development of **active immunosurveillance**

- **100% (10/10)** of patients showed **target tumor infiltration of effector CD8+ T and CD4+ cells** as early as 7 days after laser activation
- **100% (11/11)** of non-target tumors[a] showed **T cell infiltration**, supportive of a **bladder urothelial field effect**
- **Focal eosinophilic infiltration** was observed in target tumors in **60% (6/10)** of patients. **9% (1/11)** of non-target tumors showed eosinophilic infiltration, supportive of a **local innate immune response** to tumor necrosis
- **Generation of lymphoid follicles**[b] was observed in target tumors in **80% (8/10)** of patients, supportive of a **local adaptive immune response**

aTotal of 7 patients with non-target tumors. bOrganized aggregates of immune cells.
Bel-sar, belzupacap sarotalocan; MOA, mechanism of action.
Clinicaltrials.gov identifier: NCT05483868; AU-011-102.

aura 38

A single systemic treatment of bel-sar resulted in long-term tumor-free survival and induction of anti-tumor responses in TC-1 murine tumor model Long-term tumor-free survival and protection from tumor re-challenge CD4+ and CD8+ T-cells are required both at the time of treatment and at the time of re-challenge Kines RC, et al. Cancer Immunol Res. 2021;9(6):693–706. Bel-sar, belzupacap sarotalocan; NIR, near-infrared. Tumor-free survival after tumor re-challenge Day 10: bel-sar single-dose Long-term protection from tumor re-challenge after single dose of bel-sar Long-term tumor free survival after single dose of bel-sar Tumor-free survival after single dose of bel-sar

CD4+ and CD8+ T-cells are key to the **long-term durability of response** and protection of rechallenge with bel-sar

Depletion of CD4+ and CD8+T cells at the time of treatment



Implant TC-1 tumor cells
Tumor volume: 50mm3
Day: 0 7 9 10 11 13 20 100
Percent survival
Isotype
anti-CD4
anti-CD8
Days post tumor implantation
Long term tumor free survival depends on CD4+ and CD8-T cells

Depletion of CD4+ and CD8+T cells at the time of rechallenge



Implant TC-1 tumor cells
Tumor volume: 50mm3
Rechallenge with TC-1 tumor cells
Day: -100 -93 -90 -87 -1 0 +1 +3 +10 +17
Percent survival
Naïve
Isotype
anti-CD4
anti-CD8
Day post tumor challenge
Long term protection from tumor re-challenge depends on CD4+ and CD8-T cells

Intravenous bel-sar   NIR treatment   Depleting or matched isotype

Kines RC, et al. *Cancer Immunol Res.* 2021;9(6):693–706. **Bel-sar**, belzupacap sarotalocan; **NIR**, near-infrared.

40

Phase 1b/2 trial of bel-sar in non-muscle invasive bladder cancer

Paradigm-shifting treatment approach Treat the tumor first to generate cell-mediated immunity (CMI) BCG, Bacillus Calmette-Guérin; bel-sar, belzupacap sarotalocan; CMI, cell-mediated immunity; MIBC, muscle-invasive bladder cancer; NMIBC, non-muscle-invasive bladder cancer; TURBT, transurethral resection of bladder tumor. Neoadjuvant/multimodal (+ TURBT) Treat tumor with bel-sar first ahead of TURBT Immune-ablative (-TURBT) Treat tumor with bel-sar first and avoid the need for TURBT Value proposition: Prevent recurrence and progression by treating the tumor first and generating CMI Avoid multiple cycles of adjuvant treatments (e.g., BCG, chemotherapy) Office-based procedure Patient population: Intermediate-risk and high-risk NMIBC patients; potential to expand to MIBC Value proposition: Prevent recurrence and progression by treating the tumor and generating CMI Avoid surgery (TURBT) and general anesthesia Office-based procedure Patient population: Intermediate-risk NMIBC patients

Phase 1b/2 treatment schedule in intermediate and high-risk NMIBC patients

Immune ablative design: *Intermediate Risk Patients*



Cycle 1
Cycle 2
D1
D2
D15[a]
D16
8W
3M FU
6M FU
9M FU
12M FU
inj.
V1
las.
V2
inj.
V3
las.
V4
Cystoscopy as clinically indicated
V5
V6
V7
V8
1st treatment
2nd treatment
Response assessments

Accelerated neoadjuvant design: *Intermediate and High-Risk Patients*



Cycle 1
Cycle 2
D1
D2
D15[a]
D16
2W
TURBT
3M FU
6M FU
9M FU
12M FU
inj.
V1
las.
V2
inj.
V3
las.
V4
V5
V6
V7
V8
V9
1st treatment
2nd treatment
Response assessments

Established Regulatory Endpoints to Assess Durability of Response at 3 and 12 months

D, day; **FU**, follow-up; **inj**, injection; **las**, laser; **M**, month; **W**, week; **NMIBC**, non-muscle-invasive bladder cancer, .
Clinicaltrials.gov identifier: NCT05483868; AU-011-102. Each cycle = 2 weeks aura 43

Phase 1b/2 **study design**

Key updates

Part 1: Dose escalation
- 21–26 participants
- Recurrent LG IR (4d + 4e + 4g)
- High risk (4f)
- Up to 3 tumors per patient
- TURBT required for neoadjuvant

Part 2: Optional cohorts
- 12 participants
- High risk
- Up to 3 tumors per patient
- TURBT required for neoadjuvant

Cohort 4d (N=6)
200 µg IT
(per lesion, per treatment)
600 µg max. total bladder dose
2-cycle immune-ablative
Intermediate Risk

In parallel

Cohort 4e (N=5)
400 µg IT
(per lesion, per treatment)
1200 µg max. total bladder dose
2-cycle immune-ablative
Intermediate Risk

Cohort 4g (N=5)
400 µg IT
(per lesion, per treatment)
1200 µg max. total bladder dose
2-cycle neoadjuvant
Intermediate Risk

Cohort 4f (N=5 [+5])
400 µg IT
(per lesion, per treatment)
1200 µg max. total bladder dose
2-cycle neoadjuvant
High Risk

Optional high dose

Cohort 4h (N=6)
800 µg IT
(per lesion, per treatment)
2400 µg max. total bladder dose
2-cycle immune-ablative
Intermediate Risk

Cohort 4i (N=6)
800 µg IT
(per lesion, per treatment)
2400 µg max. total bladder dose
2-cycle neoadjuvant
High Risk

IT, intratumoral; **LG IR**, low-grade intermediate risk; **TURBT**, transurethral resection of bladder tumor.
Clinicaltrials.gov identifier: NCT05483868; AU-011-102.

44

BCG, Bacillus Calmette-Guérin; Bel-sar, belzupacap sarotalocan; CIS, carcinoma in situ; MIBC, muscle-invasive bladder cancer; MIBC, muscle-invasive bladder cancer; NMIBC, non-muscle-invasive bladder cancer; TURBT, transurethral resection of bladder tumor. 45 Targeted cytotoxicity + cell mediated anti-tumor immunity Active immunosurveillance Urothelial field effect Dual Mechanism of Action Transformative Clinical Impact Early clinical activity demonstrated across the disease spectrum Intermediate to high-risk NMIBC patients BCG-unresponsive patients Potential in additional indications (e.g. MIBC) Broad Market Opportunity Bel-sar seeks to redefine the treatment of bladder cancer with a novel and disruptive approach Front-line approach Immediate application in clinic Does not preclude downstream therapies Reduces total treatment burden Cell-mediated immunity has potential to generate long-term durable responses

Company highlights

Corporate

- **Cash** expected to fund operations into **2H 2026**
- **Experienced leadership** team across functions

Urologic Oncology Therapeutic Area

- **Multiple clinical complete responses** with single low dose in phase 1 NMIBC trial
- **Initial phase 1b/2 data** evaluating additional doses, treatment regimens, and early durability of response in NMIBC anticipated in 2025

Ocular Oncology Therapeutic Area

Primary uveal melanoma

- **Global phase 3 CoMpass** trial actively enrolling
- **Special Protocol Assessment (SPA)** agreement with FDA
- Phase 3 assumptions **supported by positive phase 2 end of study data**

Metastases to the choroid

- **Phase 2** trial sites activated with patients in pre-screening
- **Initial data** expected in 2025
- This ocular oncology indication **potentially doubles market opportunity**[1]

1. ClearView & Putnam & Assoc. Epidemiology Analysis Choroidal Melanoma and Choroidal Metastasis. **FDA**, United States Food and Drug Administration. **NMIBC**, non-muscle-invasive bladder cancer.
Bel-sar (AU-011) is an investigational product candidate. The effectiveness and safety of bel-sar have not been established, and bel-sar is not approved for use in any jurisdiction.

aura 46

Appendix Ocular Oncology

Phase 2 trial of bel-sar for choroidal melanoma: Open-label, dose-escalation with suprachoroidal administration

Trial design – 22 participants enrolled

Patient population representative of early-stage disease: Small choroidal melanoma and indeterminate lesions

Subtherapeutic regimens (N=10)
1–2 doses (n=9); 2 cycles (6 doses; n=1)

Therapeutic regimen (N=11)[a]
3 cycles (9 doses)

Cohort 1 (n=1)	Cohort 2 (n=3[b])	Cohort 3 (n=2)	Cohort 4 (n=3)	Cohort 5 (n=3)	Cohort 6 (n=10)
1 dose: 20 µg x 1 laser	1 dose: 40 µg x 1 laser	1 dose: 40 µg x 2 lasers	2 doses: 40 µg x 2 lasers QW x 2	6–9 doses: 40 µg x 2 lasers QW x 3, up to 3 cycles	9 doses: 80 µg x 2 lasers QW x 3, 3 cycles
(20 µg)	(40 µg)	(40 µg)	(80 µg)	(240–360 µg)	(720 µg)

Total intended dose

Endpoints

Tumor progression
Growth in tumor height ≥0.5 mm or ≥1.5 mm in LBD relative to baseline

Visual acuity loss
≥15 letters decrease from baseline

Tumor thickness growth rate
Change in rate of growth of tumor thickness

Goal: To determine safety, optimal dose and therapeutic regimen with suprachoroidal administration

One cycle = Doses on days 1, 8, and 15.

[a]12 patients enrolled, 1 patient who discontinued after 1 cycle due to unrelated SAEs is not included in data analysis (n=11). [b]Cohort 2: 2 participants were planned; third participant was additionally enrolled due to dose error in 1 participant.

LBD, largest basal diameter; **QW,** every week; **SAE,** serious adverse event. ClinicalTrials.gov Identifier, NCT04417530: AU-011-202. **Data on file, Aura Biosciences.**

aura 48

Baseline characteristics

All study participants

	All patients (n=22)
Female (%)	54.5
White, not Hispanic or Latino (%)	100
Subretinal fluid at screening (%)	100
Orange pigment at screening (%)	86.4
Documented growth prior to screening (%)	86.4 *(100% of therapeutic group)*
Mean age at screening (years, ± SD)	59.2 (±16.5)
Mean baseline BCVA in study eye (ETDRS letters, ± SD)	83.2 (±7.2)
Mean baseline LBD (mm, ± SD)	8.5 (±1.4)
Mean baseline tumor thickness (mm, ± SD)	2.0 (±0.5)
Mean tumor distance to closest vision-critical structure at screening (mm, ± SD)	2.0 (±2.3)
Tumors at high risk for vision loss (%)[a]	73% *(80% [8/10] of therapeutic group)*

[a]High risk for vision loss defined as tumor edge within either 3 mm of foveal center or 3 mm of optic disc edge.
BCVA, best-corrected visual acuity; **ETDRS**, Early Treatment Diabetic Retinopathy Study; **LBD**, largest basal diameter. **Data on file, Aura Biosciences.**

aura 49

High local complete response rate at 12 months follow-up 80% tumor control ratea at 12 months among the 10 phase 3-eligible patients in the 3-cycle cohorts aLocal complete response, or CR, in early-stage choroidal melanoma is described as tumor control and complete arrest of tumor growth by ocular oncologists. bOne participant with circumpapillary tumor that did not meet phase 3 criteria is not included. LBD, largest basal diameter. ClinicalTrials.gov Identifier, NCT04417530: AU-011-202. Data on file, Aura Biosciences. Participants with tumor control at 12 months, % Dose/ Regimen n Tumor control rate, % Subtherapeutic regimen ≤2 cycles 10 20% (2/10) Therapeutic regimen 3 cycles, phase 3-eligibleb 10 80% (8/10) Phase 3-eligible participants High tumor control rates with therapeutic regimen in phase 3-eligible patients with active growth Median dose (IQR): 140 µg (80160) 720 µg (390–720)

In phase 3-eligible patients, the 3-cycle regimen resulted in cessation of growth among responders (N=8)

Rate of tumor growth with bel-sar treatment


P < 0.0001
0.5
0.4
0.3
0.2
0.1
0.0
-0.1
0.351
0.011
Rate of tumor growth ± SE, mm/yr
Pre-treatment growth rate
Post-treatment growth rate


1.0
0.5
0.0
-0.5
-1.0
Tumor thickness (mm)
Untreated
projected growth rate
Pre-treatment
actual growth rate
Post-treatment
actual growth rate
-450 -360 -270 -180 -90 0 90 180 270 360 450
Days

Tumor thickness growth rates/slopes estimated using Mixed Models for Repeat Measures (MMRM); random intercept and slope model for Historical and Study periods. ClinicalTrials.gov Identifier, NCT04417530: AU-011-202. **Data on file, Aura Biosciences.**

aura 51

Vision loss threshold (−15 letters) Populations Patients (n) Vision failuresb (n) Vision preservation rate (%) All dose cohorts All treated patients 22 1 95% Subtherapeutic ≤2 cycles 10 0 100% Therapeutic 3 cycles and phase 3-eligiblea 10 1 90% BCVA change from baseline (ETDRS letter score) Median change in BCVA in phase 3-eligible participants with therapeutic regimen (N=10)a Visual acuity was preserved in 90% of phase 3-eligible patients receiving a bel-sar therapeutic regimen 80% were at high risk of vision loss with tumors < 3 mm to the fovea or optic nerve 90% visual acuity preservation supports the potential for bel-sar to be a front-line therapy for early-stage disease aOne participant with circumpapillary tumor that did not meet phase 3 criteria is not included. bVision acuity loss defined as ≥15 letters decrease from baseline in ETDRS BCVA letter score. BCVA, best-corrected visual acuity; ETDRS, Early Treatment Diabetic Retinopathy Study. ClinicalTrials.gov Identifier, NCT04417530: AU-011-202. Data on file, Aura Biosciences. Study week (relative to first dose in Cycle 1) Vision preservation in 9/10 participants Loss of 18 letters in one patient with progression of preexisting juxtafoveal fluid under fovea -5 0 5 -5 -10 -15 0 13 26 39 52

Bel-sar treatment had a favorable safety profile No posterior inflammation No treatment-related SAEs No grade 3–5 treatment-related AEs * Table presents participants with AEs related to bel-sar or laser by severity and overall; participants with >1 AE are counted in the highest severity group AE, adverse event; SAE, serious adverse event; IQR, interquartile range ClinicalTrials.gov Identifier: NCT04417530; AU-011-202. Data on file, Aura Biosciences. All treated participants (n=22)* Drug/laser-related adverse events Grade I Grade II Grade III-V Total Anterior chamber inflammation** 4 (18.2%) 0 0 4 (18.2%) Anterior chamber cell** 2 (9.1%) 0 0 2 (9.1%) Eye pain 2 (9.1%) 0 0 2 (9.1%) Anisocoria 1 (4.5%) 0 0 1 (4.5%) Conjunctival edema 1 (4.5%) 0 0 1 (4.5%) Cystoid macular edema 1 (4.5%) 0 0 1 (4.5%) Pupillary reflex impaired 1 (4.5%) 0 0 1 (4.5%) Salivary gland enlargement 0 1 (4.5%) 0 1 (4.5%) **Median duration 6 days (IQR: 3–10 days); All resolved with no or minimal treatment; If topical steroids given, median treatment duration 6 days Phase 2 safety outcomes (bel-sar/laser-related)

ClinicalTrials.gov Identifier: NCT06007690; AU-011-301. Phase 2 data support phase 3 assumptions Phase 3 trial design P < 0.005 93% power (Δ20) Actual data (Δ60) >99% power P < 0.05 Robustness analysis of tumor control rates Overall rate in phase 2 2x “worse” than phase 2 2x “worse” than phase 2 Actual rate with documented growth in phase 2 Overall rate in phase 2 94% power (Δ30) Actual data (Δ60) >99% power Same dose, regimen, route of administration, range of tumor sizes, and reading center as phase 2 trial Similar population to phase 2 participants receiving the therapeutic regimen Enriching for early documented growth; phase 3 randomization stratified by growth rate

Appendix Urologic Oncology

Patient population: AUA risk classification and grade at screening



High-risk
Intermediate-risk
Low-risk
Low-grade
High-grade
Drug + light: Patient C3[a]
Drug + light: Patient A2
Drug + light: Patient B1
Drug + light: Patient B3
Drug + light: Patient C2
Drug only: Patient 3
Drug + light: Patient A4
Drug only: Patient 4
Drug + light: Patient B2
Drug + light: Patient A3
Drug + light: Patient C1
Drug only: Patient 1
Drug only : Patient 5
Drug only: Patient 2
Drug + Light: Patient A1

[a]BCG failure in patient C3 qualifying as high risk by AUA criteria.
AUA, American Urological Association.
Clinicaltrials.gov identifier: NCT05483868; AU-011-102.

aura

56

Phase 1 trial of bel-sar for bladder cancer designed to evaluate safety, feasibility, and mechanism of action

Single dose window of opportunity study in NMIBC all-comers

Histopathological assessment completed at time of standard of care TURBT

Part 1 (n=5)

bel-sar alone

Drug only (No light)

Total 100 µg

NMIBC (N=5)

50 µg at tumor base
50 µg within lamina propria

Part 2 (n=~10)

bel-sar + focal light activation

Cohort A: Drug + light

Total 100 µg

NMIBC (N=4)

50 µg at tumor base
50 µg within lamina propria

Cohort B: Drug + light

Total 100 µg

NMIBC (N=3)

100 µg at tumor base

Cohort C: Drug + light

Total 200 µg

NMIBC (N=3)

200 µg at tumor base

Safety Review Board completed after each cohort. Patients followed for safety after TURBT to 56 days.

Study objectives	**Safety & dose-limiting toxicity**	**Feasibility of technique**	**Focal distribution of bel-sar**	**Focal necrosis**	**Markers of immune activation**

Bel-sar, belzupacap sarotalocan; **NMIBC**, non-muscle-invasive bladder cancer; **TURBT**, transurethral resection of bladder tumor.
Clinicaltrials.gov identifier: NCT05483868; AU-011-102.

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Drug only: Treatment schedule

Total dose: 100 μg

- 50 μg into base of tumor
- 50 μg into lamina propria

Drug only without light activation (n=5)


BLADDER LUMEN
Injection of AU-011
AU-011 binds to the tumor
Urothelium
Lamina propria
Muscle

TURBT


Bladder
Tumor

Pathology

Day 1

- Evidence of non-invasive urothelial carcinoma
- Injection of bel-sar performed within tumor (50 μg) and below tumor (lamina propria; 50 μg)

Day 2

- Urologist performs TURBT to include injected lesion
- Sample sent to central pathology for H&E and bel-sar staining

Bel-sar, belzupacap sarotalocan; **H&E**, hematoxylin and eosin; **TURBT**, transurethral resection of bladder tumor.
Clinicaltrials.gov identifier: NCT05483868; bel-sar-102.

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Drug only (no light activation):

First in human in bladder – safety cohort as required by FDA

No signs of clinical activity in the absence of light activation as anticipated

Drug only without light activation (n=5)

Safety Data

Event	Grade	Number of patients
Adverse events (related to study drug)		
None	None	0/5
Adverse events (related to injection or laser procedure)		
Hematuria	1	1/5

- No treatment emergent adverse events related to study drug
- No serious adverse events
- No dose limiting toxicities

FDA, Food and Drug Administration. ClinicalTrials.gov Identifier: NCT06007690; bel-sar-301.

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